AGREEMENT

                  THIS AGREEMENT is made as of October 24, 1997, between United Breweries of America, Inc. ("UBA") and Releta Brewing Company LLC ("Releta").

                  WHEREAS, Releta has entered into a lease (the "Lease") dated October __, 1997 with Stewart's Ice Cream Company, Inc. (the `Landlord") for the brewing facility located in Saratoga Springs, New York;

                  WHEREAS, as consideration for the Landlord entering into the Lease, Releta has agreed to assume the right and obligation to release the liens listed on Exhibit B to the Lease from the property that is the subject of the Lease;

                  WHEREAS, UBA has entered into an Investment Agreement (the "Investment Agreement") with Mendocino Brewing Company, Inc. ("Mendocino"), dated as of October 24, 1997;

                  WHEREAS, as a further inducement to Mendocino entering into the Investment Agreement, UBA desires to enter into this Agreement; and

                  WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Investment Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the promises and covenants hereinafter contained, the parties hereto hereby agree as follows:

                  1. UBA agrees to assume from Releta the right and obligation to release the liens listed on Exhibit B to the Lease from the property that is the subject of the Lease as set forth in Section 2.4 of the Lease.

                  2. Each of the parties to this Agreement agrees that at any time and from time to time, upon the request of any other party, it will execute and deliver such further acts and things as any such party may reasonably request in order to effectuate the purposes of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                 UNITED BREWERIES OF AMERICA, INC.

                                 By:  /s/ Vijay Mallya
                                      ---------------------------------------
                                 Name:  Vijay Mallya
                                 Title:  Chairman and Chief Executive Officer

                                 RELETA BREWING COMPANY LLC

                                 By:  /s/ Vijay Mallya
                                      ---------------------------------------
                                 Name:  Vijay Mallya
                                 Title:  Chairman and Chief Executive Officer